UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 25, 2009

Toys “R” Us, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	1-11609	22-3260693
(State or other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

One Geoffrey Way, Wayne, New Jersey 07470

(Address of Principal Executive Offices, including Zip Code)

(973) 617-3500

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13.e-4(c))

Item 8.01	Other Events.

Press Release

On June 25, 2009, Toys “R” Us, Inc. (the “Company”) issued a press release, pursuant to Rule 135c under the Securities Act of 1933, to announce a proposed private offering of senior notes by its wholly-owned subsidiary TRU 2005 RE Holding Co. I, LLC, which will be renamed Toys “R” Us Property Company I, LLC. A copy of the press release is being filed as Exhibit 99.1 to this report and is incorporated by reference into this Item 8.01. This report shall not constitute an offer to sell or a solicitation of offers to buy any securities.

Adoption of Accounting Standard

The Company adopted the provisions of Statement of Financial Accounting Standards (“SFAS”) No. 160, “Noncontrolling Interests in Consolidated Financial Statements,” on February 1, 2009, the first day of the Company’s fiscal year 2009. A discussion of the effect of the adoption of SFAS No. 160 on the Company’s financial statements included in its Annual Report on Form 10-K for the fiscal year 2008 (the “Form 10-K”) is set forth in Exhibit 99.2 and is incorporated by reference into this Item 8.01. The information in Exhibit 99.2 should be read in conjunction with the Company’s Form 10-K and its Quarterly Report on Form 10-Q for the quarter ended May 2, 2009.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

The following documents are attached as exhibits to this Current Report on Form 8-K:

Exhibit Number	Description
99.1	Press release dated June 25, 2009.

99.2	Adoption of Accounting Standard.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TOYS “R” US, INC.

By:	/s/ F. Clay Creasey, Jr.
Name:	F. Clay Creasey, Jr.
Title:	Executive Vice President – Chief Financial Officer

Date: June 25, 2009

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press release dated June 25, 2009.

99.2	Adoption of Accounting Standard.